                                                                    EXHIBIT 10.2

                     SECOND AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP



                                      OF



                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

                               TABLE OF CONTENTS


ARTICLE I

DEFINED TERMS................................................................  1
-------------

ARTICLE II

PARTNERSHIP CONTINUATION AND IDENTIFICATION..................................  9
-------------------------------------------
     2.01   Continuation.....................................................  9
            ------------
     2.02   Name, Office and Registered Agent................................  9
            ---------------------------------
     2.03   Partners.........................................................  9
            --------
     2.04   Term and Dissolution.............................................  9
            --------------------
     2.05   Filing of Certificate and Perfection of Limited Partnership...... 10
            -----------------------------------------------------------
     2.06   Certificates Describing Partnership Units........................ 10
            -----------------------------------------

ARTICLE III

BUSINESS OF THE PARTNERSHIP.................................................. 11
---------------------------

ARTICLE IV

CAPITAL CONTRIBUTIONS AND ACCOUNTS........................................... 11
----------------------------------
     4.01   Capital Contributions............................................ 11
            ---------------------
     4.02   Additional Capital Contributions and Issuances of Additional
            ------------------------------------------------------------
              Partnership Interests.......................................... 12
              ---------------------
     4.03   Additional Funding............................................... 14
            ------------------
     4.04   Capital Accounts................................................. 14
            ----------------
     4.05   Percentage Interests............................................. 14
            --------------------
     4.06   No Interest on Contributions..................................... 15
            ----------------------------
     4.07   Return of Capital Contributions.................................. 15
            -------------------------------
     4.08   No Third Party Beneficiary....................................... 15
            -------------------------

ARTICLE V

PROFITS AND LOSSES; DISTRIBUTIONS............................................ 16
---------------------------------
     5.01   Allocation of Profit and Loss.................................... 16
            -----------------------------
     5.02   Distribution of Cash............................................. 17
            --------------------
     5.03   REIT Distribution Requirements................................... 19
            ------------------------------
     5.04   No Right to Distributions in Kind................................ 19
            ---------------------------------
     5.05   Limitations on Return of Capital Contributions................... 19
            ----------------------------------------------
     5.06   Distributions Upon Liquidation................................... 19
            ------------------------------
     5.07   Substantial Economic Effect...................................... 19
            ---------------------------

ARTICLE VI

RIGHTS, OBLIGATIONS AND
POWERS OF THE GENERAL PARTNER................................................ 20
-----------------------------
     6.01   Management of the Partnership.................................... 20
            -----------------------------
     6.02   Delegation of Authority.......................................... 22
            -----------------------
     6.03   Indemnification and Exculpation of Indemnitees................... 23
            ----------------------------------------------
     6.04   Liability of the General Partner................................. 24
            --------------------------------
     6.05   Reimbursement.................................................... 25
            -------------
     6.06   Outside Activities............................................... 25
            ------------------
     6.07   Employment or Retention of Affiliates............................ 26
            -------------------------------------
     6.08   General Partner Participation.................................... 26
            -----------------------------
     6.09   Title to Partnership Assets...................................... 26
            ---------------------------
     6.10   Miscellaneous.................................................... 27
            -------------

ARTICLE VII

CHANGES IN GENERAL PARTNER................................................... 27
--------------------------
     7.01   Transfer of the General Partner's Partnership Interest........... 27
            ------------------------------------------------------
     7.02   Admission of a Substitute or Additional General.................. 28
            -----------------------------------------------
     7.03   Effect of Bankruptcy, Withdrawal, Death or Dissolution  of
            ----------------------------------------------------------
            a General Partner................................................ 29
            -----------------
     7.04   Removal of a General Partner..................................... 30
            ----------------------------

ARTICLE VIII

RIGHTS AND OBLIGATIONS
OF THE LIMITED PARTNERS...................................................... 31
-----------------------
     8.01   Management of the Partnership.................................... 31
            -----------------------------
     8.02   Power of Attorney................................................ 31
            -----------------
     8.03   Limitation on Liability of Limited Partners...................... 31
            -------------------------------------------
     8.04   Ownership by Limited Partner of Corporate
            -----------------------------------------
            General Partner or Affiliate..................................... 31
            ----------------------------
     8.05   Exchange Right................................................... 32
            --------------

ARTICLE IX

TRANSFERS OF LIMITED PARTNERSHIP INTERESTS................................... 35
------------------------------------------
     9.01   Purchase for Investment.......................................... 35
            -----------------------
     9.02   Restrictions on Transfer of Limited Partnership Interests........ 35
            ---------------------------------------------------------
     9.03   Admission of Substitute Limited Partner.......................... 37
            ---------------------------------------
     9.04   Rights of Assignees of Partnership Interests..................... 38
            --------------------------------------------
     9.05   Effect of Bankruptcy, Death, Incompetence or Termination
            --------------------------------------------------------
            of a Limited Partner............................................. 38
            --------------------

     9.06   Joint Ownership of Interests..................................... 38
            ----------------------------

ARTICLE X

BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS................................... 39
------------------------------------------
     10.01  Books and Records................................................ 39
            -----------------
     10.02  Custody of Partnership Funds; Bank Accounts...................... 39
            -------------------------------------------
     10.03  Fiscal and Taxable Year.......................................... 39
            -----------------------
     10.04  Annual Tax Information and Report................................ 40
            ---------------------------------
     10.05  Tax Matters Partner; Tax Elections; Special
            -------------------------------------------
            Basis Adjustments................................................ 40
            -----------------
     10.06  Reports to Limited Partners...................................... 40
            ---------------------------

ARTICLE XI

AMENDMENT OF AGREEMENT....................................................... 41
----------------------

ARTICLE XII

GENERAL PROVISIONS........................................................... 41
------------------
     12.01  Notices.......................................................... 41
            -------
     12.02  Survival of Rights............................................... 42
            ------------------
     12.03  Additional Documents............................................. 42
            --------------------
     12.04  Severability..................................................... 42
            ------------
     12.05  Entire Agreement................................................. 42
            ----------------
     12.06  Pronouns and Plurals............................................. 42
            --------------------
     12.07  Headings......................................................... 42
            --------
     12.08  Counterparts..................................................... 42
            ------------
     12.09  Governing Law.................................................... 42
            -------------

EXHIBITS

EXHIBIT A - Partners, Capital Contributions and Percentage Interests

EXHIBIT B - List of Initial Properties

EXHIBIT C - Notice of Exercise of Exchange Right

                     SECOND AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP

                                      OF

                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

                                   RECITALS

     Prentiss Properties Acquisition Partners, L.P. (the "Partnership") was formed as a limited partnership under the laws of the State of Delaware, pursuant to an Agreement of Limited Partnership dated as of March 9, 1990 (the "Original Agreement") and a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware effective as of March 9, 1990. The Original Agreement was amended and restated in its entirety by an Amended and Restated Agreement of Limited Partnership dated as of July, 1990, (the "First Restatement"). Further amended by the First, Second and Third Amendments to the First Restatement dated as of January 11, 1991, July 13, 1990 and May 20, 1993, respectively.

     The First Restatement is being amended and restated in its entirety to reflect the transfer of the current limited partners' partnership interests, the conversion of the current general partner's partnership interest to that of a limited partner and the admission of a new general partner and several new limited partners.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the First Restatement to read in its entirety as follows:

                                   ARTICLE I

                                 DEFINED TERMS
                                 -------------

     The following defined terms used in this Agreement shall have the meanings specified below:

     "ACT" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

     "ADDITIONAL FUNDS" has the meaning set forth in Section 4.03 hereof.

     "ADDITIONAL LIMITED PARTNER" means a Person admitted to this Partnership as a Limited Partner pursuant to Section 4.02 hereof.

     "ADDITIONAL SECURITIES" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in Section 4.02(a)(ii).

     "ADMINISTRATIVE EXPENSES" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that
                                                         --------  -------
Administrative Expenses shall not include any administrative costs and expenses incurred by the Company that are attributable to Properties or partnership interests in a Subsidiary Partnership that are owned by the Company directly.

     "AFFILIATE" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.

     "AGREED VALUE" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by the Partners. For purposes of this Partnership Agreement, the Agreed Value of a Partner's non-cash Capital Contribution shall be equal to the number of Partnership Units received by such Partner in exchange for Property or an interest therein or in connection with the merger of a partnership of which such person is a partner with and into the Partnership, or for any other non-cash asset so contributed, multiplied by the Public Offering Price or, if the contribution is made after the date hereof, the "Market Price" calculated in accordance with the second and third sentences of the definition of "Cash Amount." The names and addresses of the Partners, number of Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A.
---------

     "AGREEMENT" means this Second Amended and Restated Agreement of Limited Partnership.

     "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the General Partner filed with the Secretary of the State of Delaware, as amended or restated from time to time.

     "CAPITAL ACCOUNT" has the meaning provided in Section 4.04 hereof.

     "CAPITAL CONTRIBUTION" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

     "CAPITAL TRANSACTION" means the refinancing, sale, exchange, condemnation, recovery of a damage award or insurance proceeds (other than business or rental interruption insurance proceeds not reinvested in the repair or reconstruction of Properties), or other disposition of any Property (or the Partnership's interest therein).

     "CASH AMOUNT" means an amount of cash per Partnership Unit equal to the value of the REIT Shares Amount on the date of receipt by the Company of a Notice of Exchange. The value of the REIT Shares Amount shall be based on the average of the daily market price of REIT Shares for the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NYSE, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NYSE, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NYSE and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided
                                                                       --------
that if there are no bid and asked prices reported during the ten days prior to
----
the date in question, the value of the REIT Shares shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the value of such rights shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

     "CERTIFICATE" means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

     "CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

     "COMMISSION" means the U.S. Securities and Exchange Commission.

     "COMPANY" means Prentiss Properties Trust, a Maryland real estate investment trust.

     "CONVERSION FACTOR" means 1.0, provided that in the event that the Company
                                    -------------
(i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that
                                                        --------  -------
if the Company receives a Notice of Exchange after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the Company had received the Notice of Exchange immediately prior to the record date for such dividend, distribution, subdivision or combination.

     "DECLARATION OF TRUST" means the Declaration of Trust of the Company filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.

     "EVENT OF BANKRUPTCY" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

     "EXCHANGE AMOUNT" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner or the Company in its sole discretion pursuant to Section 8.05(b) hereof.

     "EXCHANGE RIGHT" has the meaning provided in Section 8.05(a) hereof.

     "EXCHANGING PARTNER" has the meaning provided in Section 8.05(a) hereof.

     "GENERAL PARTNER" means Prentiss Properties I, Inc. a Delaware corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

     "GENERAL PARTNERSHIP INTEREST" means a Partnership Interest held by the General Partner that is a general partnership interest.

     "INCENTIVE RIGHTS" has the meaning set forth in Section 4.09 hereof.

     "INDEMNITEE" means (i) any Person made a party to a proceeding by reason of its status as the Company, the General Partner or a director, officer or employee of the Company, the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the Company, General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

     "INDEPENDENT DIRECTORS" means a director of the Company who is not an officer or employee of the Company, any Affiliate of an officer or employee or any Affiliate of (i) any lessee of any property of the Company or any Subsidiary of the Company, (ii) any Subsidiary of the Company, or (iii) any partnership that is an Affiliate of the Company.

     "INITIAL PROPERTIES" means those properties listed on Exhibit B hereto.
                                                           ---------

     "LIMITED PARTNER" means any Person named as a Limited Partner on Exhibit A
                                                                      ---------
attached hereto, and any Person who becomes a Substitute or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "LIMITED PARTNERSHIP INTEREST" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

     "LOSS" has the meaning provided in Section 5.01(f) hereof.

     "MINIMUM LIMITED PARTNERSHIP INTEREST" means the lesser of (i) 1% or (ii) if the total Capital Contributions to the Partnership exceeds $50 million, 1% divided by the ratio of the total Capital Contributions to the Partnership to $50 million; provided, however, that the Minimum Limited Partnership Interest
             --------  -------
shall not be less than 0.2% at any time.

     "NOTICE OF EXCHANGE" means the Notice of Exercise of Exchange Right substantially in the form attached as Exhibit C hereto.
                                      ---------

     "NYSE" means the New York Stock Exchange.

     "OFFER" has the meaning set forth in Section 7.01(c) hereof.

     "OFFERING" means the initial offer and sale by the Company and the purchase by the Underwriters (as defined in the Prospectus) of REIT Shares for sale to the public.

     "PARTNER" means any General Partner or Limited Partner.

     "PARTNER NONRECOURSE DEBT MINIMUM GAIN" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

     "PARTNERSHIP INTEREST" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

     "PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of

Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

     "PARTNERSHIP RECORD DATE" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some or all of its portion of such distribution.

     "PARTNERSHIP UNIT" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from
                                            ---------
time to time.

     "PERCENTAGE INTEREST" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as
                                                                 ---------
may be amended from time to time.

     "PERSON" means any individual, partnership, corporation, joint venture, trust or other entity.

     "PROFIT" has the meaning provided in Section 5.01(f) hereof.

     "PROPERTY" means any office or industrial property or other investment in which the Partnership holds an ownership interest.

     "PROSPECTUS" means the final prospectus delivered to purchasers of REIT Shares in the Offering.

     "PUBLIC OFFERING PRICE" shall mean the initial public offering price set forth in the Prospectus.

     "REGULATIONS" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

     "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

     "REIT EXPENSES" means (i) costs and expenses relating to the formation and continuity of existence and operation of the Company and any Subsidiaries thereof, including Prentiss Properties I, Inc., (which Subsidiaries shall, for purposes hereof, be included within the definition of Company), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the Company, (ii) costs and expenses relating to the public offering and registration of securities by the Company and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the Company under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, including the Commission, and
(v) all other operating or administrative costs of the Company incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

     "REIT SHARE" means a common share of beneficial interest in the Company, $.01 par value per share.

     "REIT SHARES AMOUNT" shall mean a number of REIT Shares equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Exchange Date; provided that in the event the Company issues to all
                         -------------
holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Exchange Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

     "SERVICE" means the Internal Revenue Service.

     "SPECIFIED EXCHANGE DATE" means the first business day of the month that is at least 60 business days after the receipt by the Company of the Notice of Exchange.

     "SHARE INCENTIVE PLANS" means the Prentiss Properties Trust 1996 Share Incentive Plan, the Prentiss Properties Trust Share Incentive Plan, and The Prentiss Properties Trust Employees Share Purchase Plan as such plans may be amended from time to time, or any stock incentive plan adopted in the future by the Company.

     "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

     "SUBSIDIARY PARTNERSHIP" means any partnership of which the partnership interests therein are owned by the Company or a wholly-owned subsidiary of the Company.

     "SUBSTITUTE LIMITED PARTNER" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.

     "SURVIVING GENERAL PARTNER" has the meaning set forth in Section 7.01(d) hereof.

     "TRANSACTION" has the meaning set forth in Section 7.01(c) hereof.

     "TRANSFER" has the meaning set forth in Section 9.02(a) hereof.

     "TRANSFER RESTRICTION DATE" means October 22, 1999.


                                  ARTICLE II

                  PARTNERSHIP CONTINUATION AND IDENTIFICATION
                  -------------------------------------------

     2.01 CONTINUATION.  The Partners hereby agree to continue the Partnership
          ------------
pursuant to the Act and upon the terms and conditions set forth in this Agreement.

     2.02 NAME, OFFICE AND REGISTERED AGENT.  The name of the Partnership is
          ---------------------------------
Prentiss Properties Acquisition Partners, L.P. The specified office and place of business of the Partnership shall be 1717 Main Street, Suite 5000, Dallas, Texas 75201 until October 28, 1996, after which such time, it shall be 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.

     2.03 PARTNERS.
          --------

          (a) The new General Partner of the Partnership is Prentiss Properties I, Inc., a Delaware corporation. Its principal place of business shall be the same as that of the Partnership.

          (b) The former general partner of the Partnership, Prentiss Properties Acquisition, L.P., a Delaware limited partnership ("PPALP"), is converted to a limited partner, and shall be identified as a Limited Partner on Exhibit A.
---------

          (c) The General Partner hereby consents to admit those persons identified on Exhibit A as Limited Partners as of the date hereof. The Limited
              ---------
Partners shall be those Persons identified as Limited Partners on Exhibit A
                                                                  ---------
hereto, as amended from time to time.

     2.04 TERM AND DISSOLUTION.
          --------------------

          (a) The term of the Partnership shall continue in full force and effect until December 31, 2050, except that the Partnership shall be dissolved upon the first to occur of any of the following events:

                  (i) The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof; provided that if a General Partner is on
                                     -------- ----
          the date of such occurrence a partnership, the dissolution of such
          General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                  (ii) The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment
                       -------- ----
          obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

                  (iii)  The exchange of all Limited Partnership Interests; or

                  (iv) The election by the General Partner that the Partnership should be dissolved.

          (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

     2.05 FILING OF CERTIFICATE AND PERFECTION OF LIMITED PARTNERSHIP.  The
          -----------------------------------------------------------
General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

     2.06 CERTIFICATES DESCRIBING PARTNERSHIP UNITS.  At the request of a
          -----------------------------------------
Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

          This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Second Amended and Restated Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P., as amended and restated.


                                  ARTICLE III

                          BUSINESS OF THE PARTNERSHIP
                          ---------------------------

     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to qualify as a REIT, unless the Company otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the Company's current status as a REIT inures to the benefit of all the Partners and not solely to the Company. The

General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.


                                  ARTICLE IV

                      CAPITAL CONTRIBUTIONS AND ACCOUNTS
                      ----------------------------------

     4.01 CAPITAL CONTRIBUTIONS.  The General Partner shall contribute to the
          ---------------------
capital of the Partnership cash in an amount set forth opposite its name on Exhibit A. The Limited Partners shall contribute to the capital of the
---------
Partnership interests in one or more of the Properties or the partnerships owning such Properties, or interests in certain property management and related assets, each with values as set forth opposite their names on Exhibit A. The
                                                              ---------
Agreed Values of such Limited Partners' ownership interests in the Properties that are contributed to the Partnership are as set forth opposite their names on Exhibit A.
---------

     4.02 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL
          ------------------------------------------------------------
PARTNERSHIP INTERESTS.  Except as provided in this Section 4.02 or in Section
---------------------
4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.

          (a) Issuances of Additional Partnership Interests.
              ---------------------------------------------

              (i)  General.  The General Partner is hereby authorized to cause
                   -------
the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner and the Company) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no
             --------  -------
additional Partnership Interests shall be issued to the General Partner or the Company unless either:

          (1)(A) the additional Partnership Interests are issued in connection with an issuance of REIT Shares of or other interests in the Company, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner or the Company by the Partnership in accordance with this Section 4.02 and (B) the General Partner or the Company shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of stock of or other interests in the Company, or

          (2) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

          (ii)  Upon Issuance of Additional Securities.  After the Offering, the
                --------------------------------------
Company shall not issue any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner and the Company, as the Company may designate, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the Company contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities, directly and through the General Partner, to the Partnership; provided, however,
                                                              --------  -------
that the Company is allowed to issue Additional Securities in connection with an acquisition of a property to be held directly by the Company, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the Company and the Partnership by a majority of the Independent Trustees (as defined in the Company's Amended and Restated Declaration of Trust). Without limiting the foregoing, the Company is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner and the Company corresponding Partnership Interests, so long as
(x) the General Partner concludes in
good faith that such issuance is in the best interests of the General Partner, the Company and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and (y) the Company contributes all proceeds from such issuance, directly or through the General Partner, to the Partnership. For example, in the event the Company issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance, directly and through the General Partner, to the Partnership as required hereunder, the General Partner and the Company, as the Company may so designate, shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the Company, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

          (b) Certain Deemed Contributions of Proceeds of Issuance of REIT
              ------------------------------------------------------------
Shares.  In connection with any and all issuances of REIT Shares, the Company
------
and the General Partner, as the Company determines, shall make Capital Contributions to the Partnership of the proceeds therefrom, provided that if the
                                                            -------- ----
proceeds actually received and contributed by the Company, directly or through the General Partner, are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner and the Company shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with
Section 6.05 hereof and in connection with the required issuance of additional Partnership Units to the General Partner and the Company for such Capital Contributions pursuant to Section 4.02(a) hereof.

          (c) Minimum Limited Partnership Interest.  In the event that either an
              ------------------------------------
exchange pursuant to Section 8.05 hereof or additional Capital Contributions by the General Partner and the Company would result in the Limited Partners (other than the Company), in the aggregate, owning less than the Minimum Limited Partnership Interest, the General Partner and/or the Company and the Limited Partners shall form another partnership and contribute sufficient Limited Partnership Interests together with such other Limited Partners so that the limited partners (other than the Company) of such partnership own at least the Minimum Limited Partnership Interest.

     4.03 ADDITIONAL FUNDING.  If the General Partner determines that it is in
          ------------------
the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may
(i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner or the Company provide such Additional Funds to the Partnership through loans or otherwise.

     4.04 CAPITAL ACCOUNTS.  A separate capital account (a "Capital Account")
          ----------------
shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de
                                                                        --
minimis Capital Contribution, (ii) the Partnership distributes to a Partner more
-------
than a de minimis amount of Partnership property as consideration for a
       -- -------
Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section
5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

     4.05 PERCENTAGE INTERESTS.  If the number of outstanding Partnership Units
          --------------------
increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.

     4.06 NO INTEREST ON CONTRIBUTIONS.  No Partner shall be entitled to
          ----------------------------
interest on its Capital Contribution.

     4.07 RETURN OF CAPITAL CONTRIBUTIONS.  No Partner shall be entitled to
          -------------------------------
withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

     4.08 NO THIRD PARTY BENEFICIARY.  No creditor or other third party having
          --------------------------
dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.


                                   ARTICLE V

                       PROFITS AND LOSSES; DISTRIBUTIONS
                       ---------------------------------

     5.01 ALLOCATION OF PROFIT AND LOSS.
          -----------------------------

          (a)  General.  Profit and Loss of the Partnership for each fiscal year
               -------
of the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.

          (b)  Minimum Gain Chargeback.  Notwithstanding any provision to the
               -----------------------
contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section

1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2),(3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations
Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations
Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

          (c)  Qualified Income Offset. If a Partner receives in any taxable
               -----------------------
year an adjustment, allocation, or distribution described in subparagraphs (4),
(5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations
Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).

          (d)  Capital Account Deficits.  Loss shall not be allocated to a
               ------------------------
Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the other Partners in accordance with their respective Percentage Interests. After the occurrence of an allocation of Loss to a Partner in accordance with this
Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to such Partner under this Section 5.01(d).

          (e)  Allocations Between Transferor and Transferee.  If a Partner
               ---------------------------------------------
transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

          (f)  Definition of Profit and Loss.  "Profit" and "Loss" and any items
               -----------------------------
of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Section 5.01(b), 5.01(c), or 5.01(d). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code and such election shall be binding on all Partners.

     5.02 DISTRIBUTION OF CASH.
          --------------------

          (a) The Partnership shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in accordance with their respective Percentage Interests on the Partnership Record Date; provided, however, that if a new or existing
                             --------  -------
Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced in the proportion to (i) the number of days that such additional Partnership Interest is held by such Partner bears to
(ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

          (b) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to the

Partner or assignee (including by reason of Section 1446 of the Code), either
(i) if the actual amount to be distributed to the Partner equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner, or (ii) if the actual amount to be distributed to the Partner is less than the amount required to be withheld by the Partnership, the amount required to be withheld shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a "Defaulting Limited Partner") fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "General Partner Loan") to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner.

              Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.02(b) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the
                                         -----------------------
maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

          (c) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.

     5.03 REIT DISTRIBUTION REQUIREMENTS.  The General Partner shall use its
          ------------------------------
reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the Company to pay shareholder dividends that will allow the Company to
(i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.

     5.04 NO RIGHT TO DISTRIBUTIONS IN KIND.  No Partner shall be entitled to
          ---------------------------------
demand property other than cash in connection with any distributions by the Partnership.

     5.05 LIMITATIONS ON RETURN OF CAPITAL CONTRIBUTIONS. Notwithstanding any
          ----------------------------------------------
of the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

     5.06 DISTRIBUTIONS UPON LIQUIDATION.  Upon liquidation of the Partnership,
          ------------------------------
after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets. To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

     5.07 SUBSTANTIAL ECONOMIC EFFECT. It is the intent of the Partners that
          ---------------------------
the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                  ARTICLE VI

                            RIGHTS, OBLIGATIONS AND
                         POWERS OF THE GENERAL PARTNER
                         -----------------------------

     6.01 MANAGEMENT OF THE PARTNERSHIP.
          -----------------------------

          (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

               (i) to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

               (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

               (iii) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

               (iv) to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

               (v) to guarantee or become a comaker of indebtedness of the Company or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

               (vi) to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the Company, the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

               (vii) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

               (viii) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without
                  --------  -------
          the consent of all of the Partners, confess a judgment against the Partnership that is in excess of $20,000 or is not covered by insurance;

               (ix) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

               (x) to make or revoke any election permitted or required of the Partnership by any taxing authority;

               (xi) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

               (xii) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

               (xiii) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

               (xiv) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

               (xv) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

               (xvi) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

               (xvii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

               (xviii) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

               (xix) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose; and

               (xx) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the Company at all times to qualify as a REIT unless the Company voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

          (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

     6.02 DELEGATION OF AUTHORITY.  The General Partner may delegate any or all
          -----------------------
of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

     6.03 INDEMNIFICATION AND EXCULPATION OF INDEMNITEES.
          ----------------------------------------------

          (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.

          (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

          (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

          (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

          (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

     6.04 LIABILITY OF THE GENERAL PARTNER.
          --------------------------------

          (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

          (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Company and the Company's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of same, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the Company on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the Company or the Limited Partners; provided, however, that for so long as the Company, directly or the General Partner owns a controlling interest in the Partnership, any such conflict that cannot be resolved in a manner not adverse to either the shareholders of the Company or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

          (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

          (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to prevent the Company from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

          (e) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

     6.05 REIMBURSEMENT.  The General Partner is hereby authorized to pay
          -------------
compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures (including Administrative Expenses) shall be obligations of the Partnership, and the General Partner shall be entitled to reimbursement by the Partnership for any expenditure (including Administrative Expenses) incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership.

     6.06 OUTSIDE ACTIVITIES.  Subject to Section 6.08 hereof, the Articles of
          ------------------
Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

     6.07 EMPLOYMENT OR RETENTION OF AFFILIATES.
          -------------------------------------

          (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

          (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

          (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

          (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

     6.08 GENERAL PARTNER PARTICIPATION.  The General Partner agrees that all
          -----------------------------
business activities of the General Partner, including activities pertaining to the acquisition, development or ownership of office or industrial property or other property, shall be conducted through the Partnership or one or more Subsidiary Partnerships; provided, however, that the Company is allowed to make
                         --------  -------
a direct acquisition, but if and only if, such acquisition is made in connection with the issuance of Additional Securities, which direct acquisition and issuance have been approved and determined to be in the best interests of the Company and the Partnership by a majority of the Independent Directors.

     6.09 TITLE TO PARTNERSHIP ASSETS.  Title to Partnership assets, whether
          ---------------------------
real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best
           --------  -------
efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

     6.10 MISCELLANEOUS.  In the event the Company redeems any REIT Shares,
          -------------
then the General Partner shall cause the Partnership to purchase from the General Partner and the Company a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that the Company exchanged such REIT Shares. Moreover, if the Company makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner and the Company to acquire an equal number of Partnership Units held by the General Partner and the Company. In the event any REIT Shares are exchanged by the Company pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's and the Company Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.

                                  ARTICLE VII

                          CHANGES IN GENERAL PARTNER
                          --------------------------

     7.01 TRANSFER OF THE GENERAL PARTNER'S PARTNERSHIP INTEREST.
          ------------------------------------------------------

          (a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in Section 7.01(c) or in connection with a transaction described in Section 7.01(d).

          (b) The General Partner agree that the Percentage Interest for it and the Company will at all times be in the aggregate, at least a 20%.

          (c) Except as otherwise provided in Section 6.04(b) or Section 7.01(d) hereof, the Company shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, or any reclassification, or any recapitalization or change of outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination of REIT Shares), in each case which results in a change of control of the Company (a "Transaction"), unless as a result of such Transaction all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with the
                                 -------- ----
Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (A) exercised its Exchange Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Exchange Right immediately prior to the expiration of the Offer.

          (d) Notwithstanding Section 7.01(c), the Company or the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Survivor"), other than Partnership Units held by the Company or the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner or the Company, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.01(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a

Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and to which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.05 hereof so as to approximate the existing rights and obligations set forth in Section 8.05 as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

     In respect of any Transaction described in the preceding Paragraph, the Company is required to use its commercially reasonable efforts to structure such Transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such Transaction, provided such efforts are consistent with the exercise of the Board of Trustees' fiduciary duty under applicable law.

     7.02 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER.  A Person
          -------------------------------------------------------
shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

          (a) a majority in interest of the Limited Partners (other than the Company) shall have consented in writing to the admission of the substitute or additional General Partner, which consent may be withheld in the sole discretion of such Limited Partners;

          (b) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed;

          (c) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

          (d) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

     7.03 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION  OF A GENERAL
          --------------------------------------------------------------------
PARTNER.
-------

          (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof.

          (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to reconstitute the Partnership and continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by unanimous consent of the Limited Partners. If the Limited Partners elect to reconstitute the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

     7.04 REMOVAL OF A GENERAL PARTNER.
          ----------------------------

          (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the
                       --------  -------
date of such
occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners.

          (b)  If a General Partner has been removed pursuant to this Section
7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by
--------  -------
more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

          (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; provided, however, such removed
                                                --------  -------
General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).

          (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.


                                 ARTICLE VIII

                            RIGHTS AND OBLIGATIONS
                            OF THE LIMITED PARTNERS
                            -----------------------

     8.01 MANAGEMENT OF THE PARTNERSHIP.  The Limited Partners shall not
          -----------------------------
participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

     8.02 POWER OF ATTORNEY. Each Limited Partner hereby irrevocably appoints
          -----------------
the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file and record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

     8.03 LIMITATION ON LIABILITY OF LIMITED PARTNERS. No Limited Partner shall
          -------------------------------------------
be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

     8.04 OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR
          ------------------------------------------------------------
AFFILIATE.  No Limited Partner shall at any time, either directly or indirectly,
---------
own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.

     8.05 EXCHANGE RIGHT.
          --------------

          (a)  Subject to Sections 8.05(b), 8.05(c), 8.05(d), 8.05(e) and
8.05(f), on or after the date which is one year after the closing of the Offering, each Limited Partner, other than the Company, shall have the right (the "Exchange Right") to require the Partnership to redeem on a Specified Exchange Date all or a portion of the Partnership Units held by such Limited Partner at an exchange price equal to and in the form of the Cash Amount to be paid by the Partnership. The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Exchange Right (the "Exchanging Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Exchange Right if the Company and/or the General Partner elects to purchase the Partnership Units subject to the Notice of Exchange pursuant to Section 8.05(b); and provided, further, that no Limited Partner may deliver more than two Notices of Exchange during each calendar year. A Limited Partner may not exercise the Exchange Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Exchanging Partner shall have no right, with respect to any Partnership Units so exchanged, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Exchange Date.

          (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Exchange Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Exchange to the General Partner and the Company, and either of the General Partner or the Company (or both) may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Exchanging Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner or the Company (in its sole and absolute discretion), on the Specified Exchange Date, whereupon the General Partner or the Company shall acquire the Partnership Units offered for exchange by the exchanging Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner and/or the Company shall elect to exercise its right to purchase Partnership Units under this Section 8.05(b) with respect to a Notice of Exchange, they shall so notify the Exchanging Partner within five Business Days after the receipt by the General Partner of such Notice of Exchange. Unless the General Partner and/or the Company (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Exchanging Partner pursuant to this Section 8.05(b), neither the General Partner nor the Company shall have any obligation to the Exchanging Partner or the Partnership with respect to the Exchanging Partner's exercise of the Exchange Right. In the event the General Partner or the Company shall exercise its right to purchase Partnership Units with respect to the exercise of a Exchange Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner's exercise of such Exchange Right, and each of the Exchanging Partner, the Partnership, and the General Partner or the Company, as the case may be, shall treat the transaction between the General Partner or the Company, as the case may be, and the Exchanging Partner for federal income tax purposes as a sale of the Exchanging Partner's Partnership Units to the General Partner or the Company, as the case may be. Each Exchanging Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Exchange Right.

          (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Exchange Right if the delivery of REIT Shares to such Partner on the Specified Exchange Date by the General Partner or the Company pursuant to Section 8.05(b) (regardless of whether or not the General Partner or the Company would in fact exercise its rights under Section 8.05(b)) would (i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the Ownership Limitation (as defined in the Articles of Incorporation) and calculated in accordance therewith, except as provided in the Articles of Incorporation, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Articles of Incorporation, (iii) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (iv) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner's, the Partnership's, or a Subsidiary Partnership's, real property, within the meaning of Section 856(d)(2)(B) of the Code, or (v) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act").
The General Partner or the Company, in their sole discretion, may waive the restriction on exchange set forth in this Section 8.05(c); provided, however,
                                                           --------  -------
that in the event such restriction is waived, the Exchanging Partner shall be paid the Cash Amount.

          (d) Any Cash Amount to be paid to an Exchanging Partner pursuant to this Section 8.05 shall be paid on the Specified Exchange Date; provided,
                                                                --------
however, that the Company or the General Partner may elect to cause the
-------
Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the Company to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the Company and the General Partner agree to use their best efforts to cause the closing of the acquisition of exchanged Partnership Units hereunder to occur as quickly as reasonably possible.

          (e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Exchange Rights as and if deemed necessary to ensure that the

Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" under section 7704 of the Code.

     8.06 REGISTRATION.
          ------------

          (a) Shelf Registration of the Common Stock.  Prior to or on the first
              --------------------------------------
date upon which the Partnership Units owned by any Limited Partner may be exchanged (or such other date as may be required under applicable provisions of the Securities Act), the Company agrees to file with the Securities and Exchange Commission (the "Commission"), a shelf registration statement on Form S-3 under Rule 415 of the Securities Act (a "Registration Statement"), or any similar rule that may be adopted by the Commission, with respect to all of the shares of Common Stock that may be issued upon exchange of such Partnership Units pursuant to Section 8.05 hereof ("Exchange Shares"). The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

          (b) If a Registration Statement under subsection (a) above is not available under the securities laws or the rules of the Commission, or if required to permit the resale of Exchange Shares by "Affiliates" (as defined in the Securities Act), the Company agrees to file with the Commission a Registration Statement covering the resale of Exchange Shares by Affiliates or others whose Exchange Shares are not covered by a Registration Statement filed pursuant to subsection (a) above. The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

          (c) Listing on Securities Exchange.  If the Company shall list or
              ------------------------------
maintain the listing of any shares of Common Stock on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Exchange Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Exchange Shares.


                                  ARTICLE IX

                  TRANSFERS OF LIMITED PARTNERSHIP INTERESTS
                  ------------------------------------------

     9.01 PURCHASE FOR INVESTMENT.
          -----------------------

          (a) Each Limited Partner hereby represents and warrants to the General Partner, to the Company and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

          (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

     9.02 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.
          ---------------------------------------------------------

          (a) Subject to the provisions of 9.02(b), (c) and (d), no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of his Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. Each Limited Partner acknowledges that the General Partner has agreed not to grant any such consent prior to the Transfer Restriction Date. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

          (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as
                                     ----
contemplated by clause (a) above or clause (c) below or a Transfer pursuant to
9.05 below) of all of his Partnership Units pursuant to this Article IX or pursuant to an exchange of all of his Partnership Units pursuant to 8.05. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.

          (c) Subject to 9.02(d), (e) and (f) below, a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of his Partnership Units to (i) a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (ii) if the Limited Partner is an entity, its beneficial owners.

          (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

          (e) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of
Section 7704 of the Code.

          (f) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations
Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender
                         -------- ----
will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

          (g)  Any Transfer in contravention of any of the provisions of this
Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

          (h) Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

     9.03 ADMISSION OF SUBSTITUTE LIMITED PARTNER.
          ---------------------------------------

          (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

                  (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other
                                                       ---------
          documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

                  (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

                  (iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof.

                  (iv) If the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

                  (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

                  (vi) The assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

                  (vii) The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

          (b) For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

          (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

     9.04 RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.
          --------------------------------------------

          (a) Subject to the provisions of Sections 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

          (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

     9.05 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED
          ---------------------------------------------------------------------
PARTNER.  The occurrence of an Event of Bankruptcy as to a Limited Partner, the
-------
death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership

Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

     9.06 JOINT OWNERSHIP OF INTERESTS.  A Partnership Interest may be acquired
          ----------------------------
by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written
                                         --------  -------
consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.


                                   ARTICLE X

                  BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS
                  ------------------------------------------

     10.01  BOOKS AND RECORDS.  At all times during the continuance of the
            -----------------
Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

     10.02  CUSTODY OF PARTNERSHIP FUNDS; BANK ACCOUNTS.
            -------------------------------------------

          (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

          (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

     10.03  FISCAL AND TAXABLE YEAR.  The fiscal and taxable year of the
            -----------------------
Partnership shall be the calendar year.

     10.04  ANNUAL TAX INFORMATION AND REPORT.  Within 75 days after the end of
            ---------------------------------
each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

     10.05  TAX MATTERS PARTNER; TAX ELECTIONS; SPECIAL BASIS ADJUSTMENTS.
            -------------------------------------------------------------

            (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

            (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole discretion.

            (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

     10.06  REPORTS TO LIMITED PARTNERS.
            ---------------------------

            (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

            (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.


                                  ARTICLE XI

                            AMENDMENT OF AGREEMENT
                            ----------------------

     The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the following
                                         --------  -------
amendments shall require the consent of Limited Partners (other than the Company) holding more than 50% of the Percentage Interests of the Limited Partners (other than the Company):

            (a) any amendment affecting the operation of the Conversion Factor or the Exchange Right (except as provided in Section 8.05(d) or 7.01(d) hereof) in a manner adverse to the Limited Partners;

            (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to
Section 4.02 hereof;

            (c) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof; or

            (d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.


                                  ARTICLE XII

                              GENERAL PROVISIONS
                              ------------------

     12.01  NOTICES.  All communications required or permitted under this
            -------
Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may
         ---------                  --------  -------
specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

     12.02  SURVIVAL OF RIGHTS.  Subject to the provisions hereof limiting
            ------------------
transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

     12.03  ADDITIONAL DOCUMENTS.  Each Partner agrees to perform all further
            --------------------
acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

     12.04  SEVERABILITY.  If any provision of this Agreement shall be declared
            ------------
illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

     12.05  ENTIRE AGREEMENT.  This Agreement and exhibits attached hereto
            ----------------
constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     12.06  PRONOUNS AND PLURALS.  When the context in which words are used in
            --------------------
the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

     12.07  HEADINGS.  The Article headings or sections in this Agreement are
            --------
for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

     12.08  COUNTERPARTS.  This Agreement may be executed in several
            ------------
counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

     12.09  GOVERNING LAW.  This Agreement shall be governed by and construed
            -------------
in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Second Amended and Restated Agreement of Limited Partnership, all as of the 22nd day of October, 1996.

                         CONVERTING GENERAL PARTNER

                         PRENTISS PROPERTY ACQUISITION, L.P.

                         By:  Prentiss Property Acquisition, Inc., general
partner



                         By:   /s/Thomas F. August
                            ----------------------------------
                             Name:
                             Title:

                         NEW GENERAL PARTNER

                         PRENTISS PROPERTIES I, INC.



                         By:  /s/Thomas F. August
                            ----------------------------------
                              Name:  Thomas F. August
                              Title: President

                         LIMITED PARTNERS

                         Thomas F. August
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Thomas F. August
                            ----------------------------------

                         Richard B. Bradshaw, Jr.
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Richard B Bradshaw, Jr.
                            ----------------------------------

                         Dennis J. DuBois, Jr.
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Dennis J. DuBois
                            ----------------------------------


                         PDO Three, Inc.
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Thomas F. August
                            ----------------------------------
                              Name:  Thomas F. August
                              Title: President

                         Michael V. Prentiss
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Michael V. Prentiss
                            ----------------------------------

                         Prentiss Credit Shelter Trust
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Michael V. Prentiss
                            ----------------------------------
                              Trustee

                         Prentiss O'Hare Illinois Inc.
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201


                         By:  /s/Thomas F. August
                            ----------------------------------
                              Name:  Thomas F. August
                              Title: President

                         Prentiss Property Acquisition, Inc.
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Thomas F. August
                            ----------------------------------
                              Name:  Thomas F. August
                              Title: President


                         Prentiss Properties Limited, Inc.
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Thomas F. August
                            ----------------------------------
                              Name:  Thomas F. August
                              Title: President


                         Prentiss Properties Trust
                         1717 Main Street, Suite 5000
                         Dallas, Texas  75201



                         By:  /s/Thomas F. August
                            ----------------------------------
                              Name:  Thomas F. August
                              Title: President

                                                                       EXHIBIT A
                                                                       ---------

       Partner                   Cash         Agreed Value     Partnership     Percentage
      ---------              Contribution      of Capital         Units         Interest
                             ------------     Contribution     -----------     ----------
                                              ------------
GENERAL PARTNER:

PRENTISS PROPERTIES I,       $    943,040                           47,152         .20%
INC.
3890 W. Northwest Highway
Suite 400
Dallas, Texas  75220

LIMITED PARTNERS:

PRENTISS PROPERTIES          $404,654,900                       17,837,601       84.35%
TRUST
1717 Main Street
Suite 5000
Dallas, Texas  75201

PRENTISS PROPERTIES                           $47,454,320        2,372,716       11.22%
LIMITED, INC.
1717 Main Street
Suite 5000
Dallas, Texas  75201

MICHAEL V. PRENTISS                           $ 5,103,840          255,192        1.21%
1717 Main Street
Suite 5000
Dallas, Texas  75201

THOMAS F. AUGUST                              $ 1,704,480           85,224         .40%
1717 Main Street
Suite 5000
Dallas, Texas  75201

DENNIS J. DUBOIS                              $ 1,120,800           56,040         .26%
1717 Main Street
Suite 5000
Dallas, Texas  75201

RICHARD J. BRADSHAW, JR.                      $   139,680            6,984         .03%
2580 Cumberland Parkway
Suite 460
Atlanta, Georgia  30339



       Partner                   Cash         Agreed Value     Partnership     Percentage
      ---------              Contribution      of Capital         Units         Interest
                             ------------     Contribution     -----------     ----------
                                              ------------
PRENTISS PROPERTY                             $   122,640            6,132         .03%
ACQUISITION, INC.
1717 Main Street
Suite 5000
Dallas, Texas  75201

CREDIT SHELTER TRUST                          $ 6,377,280          318,864        1.51%
1717 Main Street
Suite 5000
Dallas, Texas  75201

PDO THREE, INC.                               $    23,280            1,164         .01%
1717 Main Street
Suite 5000
Dallas, Texas  75201

PRENTISS O'HARE ILLINOIS,                     $ 3,315,000          165,750         .78%
INC.
1717 Main Street
Suite 5000
Dallas, Texas  75201


                                                                       EXHIBIT B
                                                                       ---------


                          LIST OF INITIAL PROPERTIES



NAME                          LOCATION
----                          --------

                                                                       EXHIBIT C
                                                                       ---------


                     NOTICE OF EXERCISE OF EXCHANGE RIGHT

          In accordance with Section 8.05 of the First Amended and Restated Agreement of Limited Partnership (the "Agreement") of Prentiss Properties Acquisition Partners, L.P., the undersigned hereby irrevocably (i) presents for exchange ________ Partnership Units in Prentiss Properties Acquisition Partners, L.P. in accordance with the terms of the Agreement and the Exchange Right referred to in Section 8.05 thereof, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:________ __, _____

Name of Limited Partner:


                              ----------------------------------
                              (Signature of Limited Partner)


                              ----------------------------------
                              (Mailing Address)

                              ----------------------------------
                              (City)    (State)   (Zip Code)

                              Signature Guaranteed by:



                              ----------------------------------


If REIT Shares are to be issued, issue to:

Please insert social security or identifying number:

Name: